UBS WARBURG LLC
                              $600MM WFMBS 2001-9
                           WHOLE LOAN 30YR FIXED-RATE


GWAC                                   7.840% +/-5bps

Pass-Through                           6.750% coupon

WAM                                       357 +/- 2 months

California                              32.0% approx.            40% max

Avg Loan Balance                        $399K approx.          $420K max

WA LTV                                    73% approx.            82% max

Cash-Out Refi                           16.0% approx.            20% max

SFD                                       91% approx.            80% min

Full Doc                                  91% approx.            80% min

Prepayment Penalty                         0% approx.             3% max

Uninsured > 80% LTV                        1% approx.             3% max

Temporary Buydowns                         0% approx.             3% max

AAA Ratings                       2 of 3 (S&P, Moodys. Fitch)

Estimated Subordination Level           4.00%

Pricing Speed                            325% PSA

Settlement Date                      04/30/01


                            ALL NUMBERS APPROXIMATE.
                   ALL TRANCHES SUBJECT TO 5% SIZE VARIANCE.

The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the Description of the Mortgage Pool contained in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.

                                UBS WARBURG LLC
                              $600MM WFMBS 2001-9
                           WHOLE LOAN 30YR FIXED-RATE


GWAC                                   7.840% +/-5bps

Pass-Through                           6.750% coupon

WAM                                       357 +/- 2 months

California                              32.0% approx.            40% max

Avg Loan Balance                        $399K approx.          $420K max

# of Loans > 1MM                            2 based on 40% of the pool

WA LTV                                    73% approx.            82% max

% LTV > 80%                                7% based on 40% of the pool

WA FICO                                   717 based on 40% of the pool

Cash-Out Refi                           16.0% approx.            20% max

SFD                                       91% approx.            80% min

Full Doc                                  91% approx.            80% min

Prepayment Penalty                         0% approx.             3% max

Uninsured > 80% LTV                        1% approx.             3% max
                                        0.36% based on 40% of the pool

Temporary Buydowns                         0% approx.             3% max

AAA Ratings                       2 of 3 (S&P, Moodys. Fitch)

Estimated Subordination Level           4.00%

Pricing Speed                            325% PSA

Settlement Date                      04/30/01


                            ALL NUMBERS APPROXIMATE.
                   ALL TRANCHES SUBJECT TO 5% SIZE VARIANCE.

The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the Description of the Mortgage Pool contained in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.

                                UBS WARBURG LLC
                              $850MM WFMBS 2001-9
                           WHOLE LOAN 30YR FIXED-RATE


GWAC                                   7.840% +/-5bps

Pass-Through                           6.750% coupon

WAM                                       357 +/- 2 months

California                              32.0% approx.            40% max

Avg Loan Balance                        $399K approx.          $420K max

WA LTV                                    73% approx.            82% max

Owner Occupancy                         95.0% approx.            85% min

Cash-Out Refi                           16.0% approx.            20% max

SFD                                       91% approx.            80% min

Full Doc                                  91% approx.            80% min

Prepayment Penalty                         0% approx.             3% max

Uninsured > 80% LTV                        1% approx.             3% max

Temporary Buydowns                         0% approx.             3% max

AAA Ratings                       2 of 3 (S&P, Moodys. Fitch)

Estimated Subordination Level           3.75%

Pricing Speed                            325% PSA

Settlement Date                      04/30/01


                            ALL NUMBERS APPROXIMATE.
                   ALL TRANCHES SUBJECT TO 5% SIZE VARIANCE.

The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the Description of the Mortgage Pool contained in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.

                                UBS WARBURG LLC
                              $600MM WFMBS 2001-9
                           WHOLE LOAN 30YR FIXED-RATE


GWAC                                   7.840% +/-5bps

Pass-Through                           6.750% coupon

WAM                                       357 +/- 2 months

California                              32.0% approx.            40% max

Avg Loan Balance                        $399K approx.          $420K max

WA LTV                                    73% approx.            82% max

Cash-Out Refi                           16.0% approx.            20% max

SFD                                       91% approx.            80% min

Full Doc                                  91% approx.            80% min

Prepayment Penalty                         0% approx.             3% max

Uninsured > 80% LTV                        1% approx.             3% max

Temporary Buydowns                         0% approx.             3% max

AAA Ratings                       2 of 3 (S&P, Moodys. Fitch)

Estimated Subordination Level           4.00%

Pricing Speed                            325% PSA

Settlement Date                      04/30/01


                            ALL NUMBERS APPROXIMATE.
                   ALL TRANCHES SUBJECT TO 5% SIZE VARIANCE.

The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the Description of the Mortgage Pool contained in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.

                                UBS WARBURG LLC
                              $600MM WFMBS 2001-9
                           WHOLE LOAN 30YR FIXED-RATE


GWAC                                   7.840% +/-5bps

Pass-Through                           6.750% coupon

WAM                                       357 +/- 2 months

California                              32.0% approx.            40% max

Avg Loan Balance                        $399K approx.          $420K max

# of Loans > 1MM                            2 based on 40% of the pool

WA LTV                                    73% approx.            82% max

% LTV > 80%                                7% based on 40% of the pool

WA FICO                                   717 based on 40% of the pool

Cash-Out Refi                           16.0% approx.            20% max

SFD                                       91% approx.            80% min

Full Doc                                  91% approx.            80% min

Prepayment Penalty                         0% approx.             3% max

Uninsured > 80% LTV                        1% approx.             3% max
                                        0.36% based on 40% of the pool

Temporary Buydowns                         0% approx.             3% max

AAA Ratings                       2 of 3 (S&P, Moodys. Fitch)

Estimated Subordination Level           4.00%

Pricing Speed                            325% PSA

Settlement Date                      04/30/01


                            ALL NUMBERS APPROXIMATE.
                   ALL TRANCHES SUBJECT TO 5% SIZE VARIANCE.

The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the Description of the Mortgage Pool contained in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.